          REDRAW FUNDING FACILITY
          AGREEMENT FOR THE ISSUE AND REPAYMENT OF NOTES -
          SMHL GLOBAL FUND NO. 7

          PERPETUAL TRUSTEES AUSTRALIA LIMITED
          ABN 86 000 431 827

          and

          ME PORTFOLIO MANAGEMENT LIMITED
          ABN 79 005 964 134

          [FREEHILLS LOGO OMITTED]

          MLC Centre Martin Place Sydney New South Wales 2000 Australia
          Telephone +61 2 9225 5000  Facsimile +61 2 9322 4000
          www.freehills.com  DX 361 Sydney

          SYDNEY MELBOURNE PERTH BRISBANE HANOI HO CHI MINH CITY SINGAPORE
          Correspondent Offices JAKARTA KUALA LUMPUR

          Reference  PJSR:LR:FW:25E
--------

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TABLE OF CONTENTS
Clause                                                                  Page

1        DEFINITIONS AND INTERPRETATION                                    2

         1.1      Definitions                                              2
         1.2      Interpretation                                           5
         1.3      Business Day                                             7
         1.4      Transaction Document                                     7

2        THE NOTES                                                         7

         2.1      Application for and Issue of Notes                       7
         2.2      Acknowledgment of Indebtedness                           8
         2.3      Obligations under Notes                                  8
         2.4      Ownership of Notes                                       8
         2.5      Register                                                 8

3        REDRAW FACILITIES                                                 9

         3.1      Purpose                                                  9
         3.2      Loan Redraws                                             9

4        FUNDING PROCEDURES                                                9

         4.1      Delivery of Funding Notice                               9
         4.2      Requirements for a Funding Notice                        9
         4.3      Delivery of Facility Provider Funding Notice            10
         4.4      Requirements for a Facility Provider Funding Notice     10
         4.5      Copy of the Funding Notice                              10
         4.6      Irrevocability of Drawdown Notice                       10
         4.7      Notification of Funding Rate                            10

5        LOAN FACILITY                                                    10

         5.1      Provision of Funding Portions                           10
         5.2      Repayment                                               11
         5.3      Repayment of Outstanding Moneys                         11
         5.4      Interest                                                11
         5.5      Order of Repayment                                      12

6        PAYMENTS                                                         12

         6.1      Manner of payments                                      12
         6.2      Payments on a Business Day                              13
         6.3      Appropriation of payments                               13
         6.4      Payments in gross                                       13
         6.5      Taxation deduction procedures                           13
         6.6      Amounts payable on demand                               14

7        REPRESENTATIONS AND WARRANTIES                                   14

         7.1      By the Issuer                                           14
         7.2      By the SF Manager                                       15

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         7.3      Survival and repetition of representations and warranties 16
         7.4      Reliance by the Note Holder and OF Manager                16

8        UNDERTAKINGS                                                       16

         8.1      Term of undertakings                                      16
         8.2      Compliance with Covenants                                 16
         8.3      Notify Events of Default                                  16

9        EVENTS OF DEFAULT                                                  16

         9.1      Effect of Event of Default                                16
         9.2      Issuer to continue to perform                             17
         9.3      Enforcement                                               17

10       INCREASED COSTS, ILLEGALITY AND YIELD PROTECTION                   17

         10.1     Increased costs                                           17
         10.2     Illegality                                                18

11       TRUSTEE LIMITATION OF LIABILITY PROTECTION                         19

         11.1     Limitation of Liability - Issuer                          19
         11.2     Limitation of Liability - Note Holder                     20
         11.3     Wilful Default of the Issuer and the Note Holder          21

12       INDEMNITIES                                                        21

         12.1     General indemnity                                         21
         12.2     Continuing indemnities and evidence of loss               22
         12.3     Funds available for indemnity                             22
         12.4     Negligence, wilful default or breach of law               23
         12.5     Notification from Note Holder or OF Manager               23

13       TAX, COSTS AND EXPENSES                                            23

         13.1     Tax                                                       23
         13.2     Costs and expenses                                        23
         13.3     Goods and services tax                                    24

14       INTEREST ON OVERDUE AMOUNTS                                        25

         14.1     Payment of interest                                       25
         14.2     Accrual of interest                                       25
         14.3     Rate of interest                                          25

15       ASSIGNMENT                                                         25

         15.1     Assignment by Transaction Party                           25
         15.2     Assignment by Note Holder and OF Manager                  25
         15.3     Assist transfer or assignment                             25
         15.4     Participation permitted                                   26
         15.5     Lending Office                                            26
         15.6     Disclosure                                                26
         15.7     No increase in costs                                      26

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16       GENERAL                                                            26

         16.1     Confidential information                                  26
         16.2     Performance by Note Holder of obligations                 26
         16.3     Transaction Party to bear cost                            27
         16.4     Notices                                                   27
         16.5     Governing law and jurisdiction                            28
         16.6     Prohibition and enforceability                            28
         16.7     Waivers                                                   28
         16.8     Variation                                                 29
         16.9     Cumulative rights                                         29
         16.10    Attorneys                                                 29
         16.11    Binding Obligations                                       29
         16.12    Winding up of Securitisation Fund                         29
         16.13    Termination clause                                        29
         16.14    Counterparts                                              29

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THIS REDRAW FUNDING FACILITY AGREEMENT

                  is made on                2004 between the following parties:

                  1.      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                          ABN 86 000 431 827
                          in its capacity as trustee of the Securitisation Fund
                          (as hereinafter defined) of Level 7, 39 Hunter Street,
                          Sydney, New South Wales
                          (ISSUER)

                  2.      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                          ABN 86 000 431 827
                          in its capacity as trustee of the Origination Fund (as
                          hereinafter defined) of Level 7, 39 Hunter Street,
                          Sydney, New South Wales
                          (NOTE HOLDER)

                  3.      ME PORTFOLIO MANAGEMENT LIMITED
                          ABN 79 005 964 134
                          in its capacity as manager of the Securitisation Fund
                          of Level 23, 360 Collins Street, Melbourne, Victoria
                          (SF MANAGER)

                  4.      ME PORTFOLIO MANAGEMENT LIMITED
                          ABN 79 005 964 134
                          in its capacity as manager of the Origination Fund
                          of Level 23, 360 Collins Street, Melbourne, Victoria
                          (OF MANAGER)

RECITALS

                  A.      The Issuer is the trustee, and the SF Manager is the
                          manager, of the Securitisation Fund.

                  B.      The Note Holder is the trustee, and the OF Manager is
                          the manager, of the Origination Fund.

                  C.      The SF Manager has requested the OF Manager to direct
                          the Note Holder to make available a loan facility to
                          the Issuer under which the Issuer will issue Notes to
                          the Note Holder and the Note Holder will purchase
                          Notes from the Issuer.

                  D.      The Note Holder and the OF Manager have agreed to make
                          available a facility on the terms and conditions of
                          this agreement and have agreed with the SF Manager and
                          the Issuer that the terms and conditions of the issue
                          and repayment of any such Notes are those contained in
                          this agreement.

THE PARTIES AGREE

                  in consideration of, among other things, the mutual promises contained in this agreement:

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1        DEFINITIONS AND INTERPRETATION

         1.1   DEFINITIONS

               In this agreement:

               ATTORNEY means an attorney appointed under a Material Document;

               BASE RATE means in respect of a Funding Portion and a Payment
               Period:

               (a)   the rate percent per annum determined by the OF Manager by taking the rates quoted on the page entitled "BBSW" on the
                     Reuters Monitor System at or about 10.10 am (Melbourne
                     time) on the Funding Date by each Reference Bank (provided that at least 4 Reference Banks are quoting) as being its
                     mean buying and selling rate for a bank accepted Bill
                     having a tenor equal to 90 days eliminating one of the
                     highest and one of the lowest mean rates, and then
                     calculating the average of the remaining mean rates and
                     then (if necessary) rounding up the resultant figure to
                     four decimal places; or

               (b)   if in respect of any Funding Date the Base Rate cannot be
                     determined because:

                     (1)   less than 4 Reference Banks have quoted their
                           relevant rates; or

                     (2)   the Payment Period does not equal a tenor in relation
                           to which at least 4 Reference Banks have quoted their
                           relevant rates,

                     on the page entitled "BBSW" on the Reuters Monitor System
                     on the Funding Date, the rate percent per annum calculated by the OF Manager in accordance with paragraph (a) of this definition but by taking the buying and selling rates
                     otherwise quoted by 4 of the Reference Banks on application by the OF Manager, for bank accepted Bills of the same
                     tenor and a face value amount of A$1,000,000 each; or

               (c)   if in respect of any Funding Date the Base Rate cannot be
                     determined in accordance with paragraphs (a) or (b) of this definition, the rate percent per annum determined by the OF
                     Manager in good faith to be the rate most nearly
                     approximating the rate that would otherwise have been
                     calculated by the OF Manager in accordance with paragraph
                     (a) of this definition having regard to comparable indices then available in the then current bill market;

               BILL means a bill of exchange as defined in the Bills of Exchange
               Act 1909 (Cth), but does not include a cheque;

               BUSINESS DAY means a day on which banks are open for business in
               Melbourne and Sydney excluding a Saturday, Sunday or public holiday;

               CARD AND CHEQUE FACILITIES means any Card Facility and any Cheque and Direct Entry Facility;

               CARD FACILITY means any facility in force in respect of the
               Origination Fund relating to the provision of credit cards or debit cards;

               CHEQUE AND DIRECT ENTRY FACILITY means any facility in force in respect of the Origination Fund relating to the provision of either or both of direct entry facilities and cheque facilities;

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               CLASS A NOTES has the meaning given to it by the Supplementary
               Bond Terms;

               CLASS B NOTES has the meaning given to it by the Supplementary
               Bond Terms;

               CONDITIONS means the terms and conditions as set out in schedule
               2;

               DESIGNATED RATING AGENCY has the meaning given to it in the
               Master Trust Deed;

               DOLLARS, A$ and $ means the lawful currency of the Commonwealth of Australia;

               DRAWDOWN NOTICE means a Funding Notice or a Facility Provider
               Funding Notice;

               EVENT OF DEFAULT means an Event of Default as defined in the
               Security Trust Deed;

               EXCLUDED TAX means any Tax imposed by any jurisdiction on the net income of the Note Holder;

               FACILITY means the redraw funding facility made available by the
               Note Holder to the Issuer under this agreement (by purchase of
               Notes);

               FACILITY PROVIDER means the provider of any of the Card and
               Cheque Facilities;

               FACILITY PROVIDER FUNDING NOTICE means a notice given, or to be given, under clauses 4.3 and 4.4;

               FUNDING DATE means the date on which a Note will be issued (as stipulated in the Funding Notice) and the date on which a Funding
               Portion is, or is to be, advanced or regarded as advanced to the
               Issuer under this agreement;

               FUNDING NOTICE means a notice given, or to be given, under clauses 4.1 and 4.2;

               FUNDING PORTION means in relation to any Note, the principal amount of that Note to be provided or outstanding at that time
               (as the case may be);

               FUNDING RATE means for any Payment Period the rate per cent per annum which is the aggregate of the Base Rate for that Payment
               Period and the Margin;

               GOVERNMENTAL AGENCY means any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity;

               GST has the same meaning as in the A New Tax System (Goods and
               Services Tax) Act 1999;

               LENDING OFFICE means the office of the Note Holder set out on page 1 of this agreement or such other office as notified by the
               Note Holder under this agreement;

               MARGIN means that percentage notified by the OF Manager to the SF
               Manager on or about the issue of a Note as the margin applicable to that Note;

               MASTER TRUST DEED means the Master Trust Deed dated 4 July 1994 made between ME Portfolio Management Limited and Perpetual
               Trustees Australia Limited and providing for the establishment of a series of separate trusts known collectively as the
               Superannuation Members' Home Loans Trusts, as amended and
               restated from time to time;

               MATERIAL DOCUMENTS means:

               (a)   this agreement (including each Note); and

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               (b)   the Security Trust Deed; and

               (c)   the Supplementary Bond Terms;

               NOTE means a note issued under clauses 2 and 4;

               NOTE HOLDER means Perpetual Trustees Australia Limited (in its capacity as trustee of the Origination Fund) or any person entitled to be registered as a Note Holder in accordance with this agreement;

               OFFICER means:

               (a)   in relation to the Issuer and Note Holder, a director,
                     secretary or other person whose title contains the word or words "manager" or "counsel" or "head" or a person
                     performing the functions of any of them; and

               (b)   in relation to the SF Manager and OF Manager, a director or a secretary, or a person notified to be an authorised
                     officer of the relevant party;

               ORIGINATION FUND means Superannuation Members' Home Loans
               Origination Fund No. 3;

               OUTSTANDING MONEYS means all debts and monetary liabilities of the Issuer to the Note Holder under or in relation to any
               Material Document, irrespective of whether the debts or
               liabilities:

               (a)   are present or future;

               (b)   are actual, prospective, contingent or otherwise;

               (c)   are at any time ascertained or unascertained;

               (d)   are owed or incurred by or on account of the Issuer alone, or severally or jointly with any other person;

               (e)   are owed to or incurred for the account of the Note Holder alone, or severally or jointly with any other person;

               (f)   are owed or incurred as principal, interest, fees, charges, taxes, duties or other imposts, damages (whether for breach of contract or tort or incurred on any other ground),
                     losses, costs or expenses, or on any other account; or

               (g)   comprise any combination of the above;

               OVERDUE RATE means on any date the rate percent per annum which is the aggregate of 2% per annum and the Funding Rate;

               PAYMENT DATE has the meaning given to it under the Supplementary
               Bond Terms;

               PAYMENT PERIOD means the period from and including the last
               Payment Date to but excluding the next Payment Date except that the first Payment Period will commence on the relevant Funding
               Date and the last Payment Period will end on the Termination
               Date;

               POWER means any right, power, authority, discretion or remedy conferred on the Note Holder or OF Manager, or a Receiver or an
               Attorney by any Transaction Document or any applicable law;

               PRINCIPAL OUTSTANDING means at any time the aggregate principal amount of all outstanding Funding Portions at that time;

               REDRAW AMOUNT has the same meaning as in clause 3.2(a);

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               REDRAW FACILITY means a facility contained in a loan or other form of financial accommodation the repayment of which is secured by a mortgage granted or transferred to the Issuer, which allows the mortgagor under that mortgage to redraw amounts prepaid under that loan;

               REFERENCE BANK means any one of Commonwealth Bank of Australia,
               Westpac Banking Corporation, National Australia Bank Limited and
               Australia and New Zealand Banking Group Limited;

               REGISTER means the register of Note Holders maintained by the
               Issuer;

               SAME DAY FUNDS means bank cheque or other immediately available funds;

               SECURED CREDITORS has the meaning given to it in the Security
               Trust Deed;

               SECURITISATION FUND means the Securitisation Fund constituted under the Master Trust Deed known as SMHL Global Fund No. 7;

               SECURITY TRUST DEED means the security trust deed in respect of the Securitisation Fund between the Issuer, the SF Manager,
               Perpetual Trustee Company Limited ABN 42 000 001 007 (as security trustee) and The Bank of New York (as note trustee);

               SUPPLEMENTARY BOND TERMS means the Supplementary Bond Terms
               Notice dated on or about the date of this agreement in respect of the Securitisation Fund and providing the terms of issue of Class
               A Notes and Class B Notes;

               TAX means:

               (a)   any tax (including GST), levy, charge, impost, duty, fee,
                     deduction, compulsory loan or withholding; or

               (b)   any income, stamp or transaction duty, tax or charge,

               which is assessed, levied, imposed or collected by any
               Governmental Agency and includes, but is not limited to, any interest, fine, penalty, charge, fee or other amount imposed on or in respect of any of the above;

               TERMINATION DATE means the day which is 1 Business Day prior to the Final Maturity Date as defined in the Supplementary Bond
               Terms;

               TRANSACTION DOCUMENT has the meaning given to it in the Master
               Trust Deed and includes this agreement and any document or agreement entered into or given under it (including Notes);

               TRANSACTION PARTY means:

               (a)   the Issuer; or

               (b)   the SF Manager.

         1.2   INTERPRETATION

               In this agreement, headings and boldings are for convenience only and do not affect the interpretation of this agreement and, unless the context otherwise requires:

               (a)   words importing the singular include the plural and vice
                     versa;

               (b)   words importing a gender include any gender;

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               (c)   other parts of speech and grammatical forms of a word or
                     phrase defined in this agreement have a corresponding
                     meaning;

               (d)   an expression importing a natural person includes any
                     company, partnership, joint venture, association,
                     corporation or other body corporate and any Governmental
                     Agency;

               (e)   a reference to any thing (including, but not limited to,
                     any right) includes a part of that thing;

               (f)   a reference to a part, clause, party, annexure, exhibit or schedule is a reference to a part and clause of, and a
                     party, annexure, exhibit and schedule to, this agreement
                     and a reference to this agreement includes any annexure,
                     exhibit and schedule;

               (g)   a reference to a statute, regulation, proclamation,
                     ordinance or by-law includes all statutes, regulations,
                     proclamations, ordinances or by-laws amending,
                     consolidating or replacing it, and a reference to a statute includes all regulations, proclamations, ordinances and
                     by-laws issued under that statute;

               (h)   a reference to a document includes all amendments or
                     supplements to, or replacements or novations of, that
                     document;

               (i)   a reference to liquidation includes appointment of an
                     administrator, compromise, arrangement, merger,
                     amalgamation, reconstruction, winding up, dissolution,
                     assignment for the benefit of creditors, scheme,
                     composition or arrangement with creditors, insolvency,
                     bankruptcy, or a similar procedure or, where applicable,
                     changes in the constitution of any partnership or person or death;

               (j)   a reference to a party to any document includes that
                     party's successors and permitted assigns;

               (k)   a reference to an agreement other than this agreement
                     includes an undertaking, deed, agreement or legally
                     enforceable arrangement or understanding whether or not in writing;

               (l)   a reference to an asset includes all property of any
                     nature, including, but not limited to, a business, and all rights, revenues and benefits;

               (m)   a reference to a document includes any agreement in
                     writing, or any certificate, notice, instrument or other
                     document of any kind;

               (n)   no provision of this agreement will be construed adversely to a party solely on the ground that the party was
                     responsible for the preparation of this agreement or that
                     provision;

               (o)   a reference to the drawing, accepting, endorsing or other
                     dealing with or of a Bill refers to a drawing, accepting,
                     endorsing or dealing within the meaning of the Bills of
                     Exchange Act 1909;

               (p)   a reference to a body, other than a party to this agreement
                     (including, without limitation, an institute, association
                     or authority), whether statutory or not:

                     (1)   which ceases to exist; or

                     (2)   whose powers or functions are transferred to another
                           body,

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                     is a reference to the body which replaces it or which
                     substantially succeeds to its powers or functions; and

               (q)   the Issuer or the Note Holder will only be considered to
                     have knowledge or awareness of, or notice of, a thing, or
                     grounds to believe any thing, by virtue of the officers of the Issuer or the Note Holder having day to day
                     responsibility for the administration of the Origination
                     Fund or the Securitisation Fund (as the case may be) having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and
                     similar references will be interpreted in this way). In
                     addition, notice, knowledge or awareness of an Event of
                     Default means notice, knowledge or awareness of the
                     occurrence of the events or circumstances constituting an
                     Event of Default and that those events or circumstances
                     constitute an Event of Default.

         1.3   BUSINESS DAY

               Unless otherwise stipulated in this agreement, where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the succeeding Business Day.

         1.4   TRANSACTION DOCUMENT

               The parties agree that this agreement and any document or
               agreement entered into or given under it (including a Note) is a
               "Transaction Document" for the purposes of the Master Trust Deed.

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2        THE NOTES

         2.1   APPLICATION FOR AND ISSUE OF NOTES

               (a)   The SF Manager may direct that the Issuer issues a Note to the Note Holder by:

                     (1)   directing a Note be issued from SMHL Global Fund No.
                           7;

                     (2)   specifying the principal amount of the Note required;

                     (3)   specifying the proposed date and time of issue of the
                           Note; and

                     (4)   providing to the Note Holder and the OF Manager a
                           Funding Notice (and a copy to the Issuer) pursuant to
                           clause 4.

               (b)   The OF Manager may direct that the Issuer and the SF
                     Manager cause the Issuer to issue a Note to the Note Holder by:

                     (1)   directing a Note be issued from SMHL Global Fund No.
                           7;

                     (2)   specifying the principal amount of the Note required;

                     (3)   specifying the proposed date and time of issue of the
                           Note; and

                     (4)   providing to the Issuer and the SF Manager (and copy
                           to the Noteholder) a Facility Provider Funding Notice
                           pursuant to clause 4.

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               (c)   If the SF Manager has directed that the Issuer issues a
                     Note in accordance with clause 2.1(a) or the OF Manager has directed that the Issuer issues a Note in accordance with
                     clause 2.1(b), the Note Holder must subscribe for the Note as directed by the SF Manager, and the Issuer must, on the terms of this agreement, issue the Note to the Note Holder in consideration for the principal amount provided that the
                     OF Manager and Note Holder have complied with clause 5.1.

               (d)   The parties agree that the terms and conditions contained
                     in this agreement, the Supplementary Bond Terms and the
                     Security Trust Deed govern the issue and repayment of the
                     Notes.

         2.2   ACKNOWLEDGMENT OF INDEBTEDNESS

                  The Issuer acknowledges its indebtedness to the Note Holder in respect of each Note issued under this agreement.

         2.3   OBLIGATIONS UNDER NOTES

               (a)   The obligations of the Issuer under the Notes are
                     constituted by, and specified in, this agreement and in the
                     Conditions.

               (b)   Each Note is a separate debt of the Issuer.

               (c)   The entitlement of any person to a Note is determined by
                     registration as a Note Holder of that Note.

               (d)   The making of, or giving effect to, a manifest error in an inscription in the Register will not avoid the creation or transfer of a Note.

         2.4   OWNERSHIP OF NOTES

               (a)   A Note may be transferred by the Note Holder to any person in accordance with this agreement.

               (b)   The person whose name is registered as the Note Holder of a
                     Note in the Register will be, and will be treated by the
                     Issuer as, the absolute owner of the Note.

         2.5   REGISTER

               The Issuer must:

               (a)   establish and maintain the Register;

               (b)   enter in the Register in respect of each Note:

                     (1)   the principal amount and principal outstanding in
                           respect of each Note;

                     (2)   its date of issue and date of redemption and
                           cancellation; and

                     (3)   the date on which any person becomes, or ceases to
                           be, a Note Holder.

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3        REDRAW FACILITIES

         3.1   PURPOSE

               The Issuer must, and the SF Manager must cause the Issuer to, only use the net proceeds of a Funding Portion to:

               (a)   provide funds requested under a Redraw Facility; and

               (b)   reimburse the Note Holder for amounts paid or payable by
                     the Note Holder to a Facility Provider under or in respect of the Card and Cheque Facilities to fund a redraw under a
                     Redraw Facility provided by the Issuer.

         3.2   LOAN REDRAWS

               (a)   The OF Manager must notify the SF Manager by such time as
                     they may agree on each Business Day all amounts payable by the Note Holder on that Business Day to a Facility Provider under or in respect of the Card and Cheque Facilities to
                     fund redraws under Redraw Facilities provided by the Issuer
                     (REDRAW AMOUNT).

               (b)   The Issuer must and the SF Manager must cause the Issuer to pay to the Note Holder on each Business Day an amount equal to the Redraw Amount for that Business Day. The amount
                     payable under this clause 3.2(b) must be paid by such time as the parties may from time to time agree.

               (c)   Except as expressly provided under this agreement, the
                     Issuer has no obligation to reimburse the Note Holder for
                     any amounts paid or payable by the Note Holder to a
                     Facility Provider under or in respect of the Facilities to fund redraws under Redraw Facilities provided by the
                     Issuer.

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4        FUNDING PROCEDURES

         4.1   DELIVERY OF FUNDING NOTICE

               If the SF Manager determines that the Issuer requires a Note to be issued, the SF Manager must deliver to the Note Holder and the
               OF Manager a Funding Notice in accordance with this clause 4.

         4.2   REQUIREMENTS FOR A FUNDING NOTICE

               A Funding Notice:

               (a)   must be in writing in the form of, and specifying the
                     matters set out in, schedule 1;

               (b)   must be received by the Note Holder and the OF Manager not later than 10.00 am on the Business Day which is the
                     Funding Date; and

               (c)   must be signed by an Officer of the SF Manager.

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         4.3   DELIVERY OF FACILITY PROVIDER FUNDING NOTICE

               If the OF Manager determines that the Note Holder has, subject to clause 3, an obligation to a Facility Provider to fund a redraw under a Redraw Facility provided by the Issuer, the OF Manager must deliver to the Issuer and the SF Manager a Facility Provider
               Funding Notice in accordance with this clause 4.

         4.4   REQUIREMENTS FOR A FACILITY PROVIDER FUNDING NOTICE

               A Facility Provider Funding Notice:

               (a)   must be in writing in the form of, and specifying the
                     matters set out in schedule 3;

               (b)   must be received by the Issuer and the SF Manager not later than 12.00 noon on the Business Day which is the Funding
                     Date; and

               (c)   must be signed by an Officer of the OF Manager.

         4.5   COPY OF THE FUNDING NOTICE

               (a)   A copy of each Funding Notice must be provided to the
                     Issuer at the same time it is given to the Note Holder and the OF Manager.

               (b)   A copy of each Facility Provider Funding Notice must be
                     provided to the Note Holder at the same time it is given to the Issuer and the SF Manager.

         4.6   IRREVOCABILITY OF DRAWDOWN NOTICE

               The Note Holder and the OF Manager must not decline to provide the funding specified in a Drawdown Notice. Following the issue of the Drawdown Notice the Issuer is irrevocably committed to, and the SF Manager is irrevocably committed to cause the Issuer to, issue the relevant Note and to draw Funding Portions from the
               Note Holder in accordance with the Funding Notice given to the OF
               Manager and the Note Holder or the Facility Provider Funding
               Notice given by the OF Manager (as the case may be).

         4.7   NOTIFICATION OF FUNDING RATE

               (a)   After the OF Manager has determined the Base Rate for a
                     Payment Period it must promptly notify the Issuer and SF
                     Manager in writing of the Funding Rate for that Payment
                     Period, specifying both the Base Rate and the Margin.

               (b)   In the absence of manifest error, each determination of the
                     Base Rate by the OF Manager is conclusive evidence of that rate against the Issuer and the SF Manager.

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5        LOAN FACILITY

         5.1   PROVISION OF FUNDING PORTIONS

               (a)   If the SF Manager gives a Funding Notice in accordance with clause 4, then, subject to this agreement (including,
                     without limitation, clause 11), the Note Holder must, and
                     the OF Manager must cause the Note Holder to,

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                     provide the relevant Funding Portion under the Facility as payment for the relevant Note in Same Day Funds in Dollars not later than 12 noon (Melbourne time) on the specified
                     Funding Date and in accordance with that Funding Notice.

               (b)   If the OF Manager gives a Facility Provider Funding Notice in accordance with clause 4 then, subject to this agreement
                     (including, without limitation, clause 11), the Note Holder is deemed to have provided the relevant Funding Portion
                     under the Facility as payment for the Note on the specified
                     Funding Date and in accordance with that Facility Provider
                     Funding Notice. This clause 5.1(b) has application only to the extent that the Note Holder has made or has an
                     obligation to make a payment to a Facility Provider under a
                     Card and Cheque Facility in respect of Redraw Facilities
                     provided by the Issuer on that day.

         5.2   REPAYMENT

               On each Payment Date and to the extent that during the Payment
               Period it has not done so, the Issuer must, and the SF Manager must cause the Issuer to:

               (a)   repay so much of the Principal Outstanding (to the extent
                     that funds are available from the Securitisation Fund) as
                     the Issuer is required to apply from "Interest Collections"
                     to "repayment of any principal due and payable under any
                     Redraw Funding Facility" pursuant to clause 6.1(n) of the
                     Supplementary Bond Terms; and

               (b)   repay so much of the Principal Outstanding (to the extent
                     that funds are available from the Securitisation Fund)
                     (after the repayment in clause 5.2(a)) as the Issuer is
                     required to apply from "Principal Collections" to
                     "repayment of any Redraw Principal Outstanding under a
                     Redraw Funding Facility" pursuant to clause 6.2(e) of the
                     Supplementary Bond Terms.

         5.3   REPAYMENT OF OUTSTANDING MONEYS

               (a)   The Principal Outstanding under the Facility must be repaid by the Issuer to the Note Holder:

                     (1)   in full on the Termination Date; and

                     (2)   otherwise as specified in, or required under, the
                           Transaction Documents,

                           and the SF Manager must cause the Issuer to do so.

               (b)   The Issuer must, and the SF Manager must cause the Issuer
                     to, pay or repay the balance of the Outstanding Moneys in
                     full to the Note Holder on the Termination Date or on such other date on which the Principal Outstanding is, or is
                     required to be, repaid in full.

         5.4   INTEREST

               (a)   On each Payment Date, the Issuer must, and the SF Manager
                     must cause the Issuer to, pay to the Note Holder interest
                     (to the extent that funds are available from the
                     Securitisation Fund) on the Principal Outstanding at the
                     Funding Rate:

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                     (1)   in relation to any Funding Portion drawn during the
                           current Payment Period, for the period from and
                           including the relevant Funding Date to but excluding
                           the Payment Date; and

                     (2)   in relation to the remainder of the Principal
                           Outstanding, for the Payment Period,

                     to the extent to which the Issuer is required to apply from
                     "Interest Collections" to "payment of any interest due
                     under any Redraw Funding Facility" pursuant to clause
                     6.1(d) of the Supplementary Bond Terms.

               (b)   If on any Payment Date, interest in respect of the relevant
                     Payment Period is not paid on the whole amount of the
                     Principal Outstanding:

                     (1)   that unpaid interest shall accrue interest at the
                           Overdue Rate for the next Payment Period;

                     (2)   that unpaid interest and interest accrued under
                           clause 5.4(b)(1) shall become payable on the next
                           Payment Date to the extent to which (after payment of
                           interest under clause 5.4(a)) the Issuer is required
                           to apply from "Interest Collections" to "payment of
                           interest due under any Redraw Funding Facility"
                           pursuant to clause 6.1(d) of the Supplementary Bond
                           Terms; and

                     (3)   to the extent to which any unpaid interest (including
                           any interest accrued under paragraph (1)) remains
                           unpaid after that next Payment Date it will again be
                           subject to paragraphs (1) and (2) for each subsequent
                           Payment Period and Payment Date until it has been
                           paid.

               (c)   Interest must be calculated in arrears on daily balances on the basis of a 365 day year and for the actual number of
                     days elapsed during the relevant period.

         5.5   ORDER OF REPAYMENT

               (a)   In making repayments under clauses 5.2 and 5.3, the Issuer must, and the SF Manager must cause the Issuer to, apply
                     the amount of the repayment to repay the Principal
                     Outstanding under the Notes in order of the date of issue
                     of the Notes so that the Notes issued earlier in time are
                     repaid first.

               (b)   The Note Holder must, and the OF Manager must cause the
                     Note Holder to, apply repayments in accordance with clause
                     6.3(a).

               (c)   The OF Manager must advise the Issuer and the SF Manager in writing of the Notes which have been wholly or partly
                     repaid, the amount of the repayment and the Principal
                     Outstanding under that Note.

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6        PAYMENTS

         6.1   MANNER OF PAYMENTS

               All payments to the Note Holder under the Material Documents must be made:

               (a)   in Same Day Funds;

               (b)   in Dollars; and

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               (c)   not later than 11:00 am (Melbourne time) on the due date,

               to the account of the Note Holder specified by the OF Manager to the Issuer or in such other manner to an account of the Note
               Holder as the OF Manager directs from time to time.

         6.2   PAYMENTS ON A BUSINESS DAY

               If a payment is due on a day which is not a Business Day, the due date for that payment is the next Business Day and interest must be adjusted accordingly.

         6.3   APPROPRIATION OF PAYMENTS

               (a)   All payments made by the Issuer to the Note Holder under
                     this agreement may be appropriated as between principal,
                     interest and other amounts, as the OF Manager in its
                     absolute discretion determines, or, failing any
                     determination, in the following order:

                     (1)   first, towards reimbursement of all fees, costs,
                           expenses, charges, damages and indemnity payments
                           incurred or due and owing by the Transaction Parties
                           under the Material Documents;

                     (2)   second, towards payment of interest due and payable
                           under the Material Documents; and

                     (3)   third, towards repayment of the Principal
                           Outstanding.

               (b)   Any appropriation under clause 6.3(a) overrides any
                     appropriation made by the Issuer.

         6.4   PAYMENTS IN GROSS

               All payments which a Transaction Party is required to make under any Material Document must be:

               (a)   without any set-off, counterclaim or condition; and

               (b)   without any deduction or withholding for any Tax or any
                     other reason, unless, the Transaction Party is required to make a deduction or withholding by applicable law.

         6.5   TAXATION DEDUCTION PROCEDURES

               If a Transaction Party is required to make a deduction or
               withholding in respect of Tax from any payment to be made to the
               Note Holder under any Material Document, then:

               (a)   that Transaction Party has no obligation to indemnify the
                     Note Holder against that tax; and

               (b)   that Transaction Party must, and in the case of the Issuer, the SF Manager must cause the Issuer to, use its best
                     endeavours to obtain official receipts or other
                     documentation from that Governmental Agency and within 2
                     Business Days after receipt the Issuer must, and the SF
                     Manager must cause the Issuer to, deliver them to the Note
                     Holder.

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         6.6   AMOUNTS PAYABLE ON DEMAND

               If any amount payable by a Transaction Party under any Material
               Document is not expressed to be payable on a specified date that amount is payable by the Transaction Party on demand by the Note
               Holder or OF Manager.

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7        REPRESENTATIONS AND WARRANTIES

         7.1   BY THE ISSUER

               The Issuer hereby represents and warrants to the OF Manager and
               Note Holder that:

               (a)   (DUE INCORPORATION): it is duly incorporated and has the
                     corporate power to own its property and to carry on its
                     business as is now being conducted;

               (b)   (CONSTITUTION): the execution delivery and performance of
                     this agreement and any Note does not and will not violate
                     its Constitution;

               (c)   (CORPORATE POWER): it has the power and has taken all
                     corporate and other action required to enter into this
                     agreement and each Note and to authorise the execution and delivery of this agreement and each Note and the
                     performance of its obligations thereunder;

               (d)   (FILINGS): it has filed all corporate notices and effected all registrations with the Australian Securities and
                     Investments Commission or similar office in the
                     jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations
                     are current, complete and accurate except:

                     (1)   as such enforceability may be limited by any
                           applicable bankruptcy, insolvency, re-organisation,
                           moratorium or trust or other similar laws affecting
                           creditors' rights generally; and

                     (2)   that this representation and warranty does not apply
                           to the filing of ASIC form 309 or ASIC form 350 in
                           relation to the creation and stamping of the Charge
                           (as defined in the Security Trust Deed);

               (e)   (LEGALLY BINDING OBLIGATION): this agreement and each Note constitutes or will constitute a valid, legally binding and enforceable obligation of it in accordance with its terms
                     except as such enforceability may be limited by any
                     applicable bankruptcy, insolvency, reorganisation,
                     moratorium or trust laws or other similar laws affecting
                     creditors' rights generally;

               (f)   (EXECUTION, DELIVERY AND PERFORMANCE): the execution,
                     delivery and performance of this agreement and each Note by it does not violate any existing law or regulation or any
                     document or agreement to which it is a party in either case in its capacity as trustee of the Securitisation Fund or
                     which is binding upon it or any of its assets in its
                     capacity as trustee of the Securitisation Fund;

               (g)   (AUTHORISATION): all consents, licences, approvals and
                     authorisations of every Governmental Agency required to be obtained by it in connection with the execution and
                     delivery of, and performance of its obligations under, this agreement and any Note have been obtained and are valid and subsisting;

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               (h)   (SECURITISATION FUND VALIDLY CREATED): the Securitisation
                     Fund has been validly created and is in existence at the
                     date of this agreement;

               (i)   (SOLE TRUSTEE): it has been validly appointed as trustee of the Securitisation Fund and is presently the sole trustee
                     of the Securitisation Fund;

               (j)   (MASTER TRUST DEED): the Securitisation Fund is constituted pursuant to the Master Trust Deed; and

               (k)   (NO PROCEEDINGS TO REMOVE): no notice has been given to it and to its knowledge no resolution has been passed or
                     direction or notice has been given, removing it as trustee of the Securitisation Fund.

         7.2   BY THE SF MANAGER

               The SF Manager hereby represents and warrants to the OF Manager and Note Holder that:

               (a)   (DUE INCORPORATION): it is duly incorporated and has the
                     corporate power to own its property and to carry on its
                     business as is now being conducted;

               (b)   (CONSTITUTION): the execution, delivery and performance by it of this agreement and each Note does not and will not
                     violate its Constitution;

               (c)   (CORPORATE POWER): the SF Manager has the power and has
                     taken all corporate and other action required to enter into this agreement and each Note and to authorise the execution and delivery of this agreement and each Note and the
                     performance of its obligations hereunder;

               (d)   (FILINGS): the SF Manager has filed all corporate notices
                     and effected all registrations with the Australian
                     Securities and Investments Commission or similar office in its jurisdiction of incorporation and in any other
                     jurisdiction as required by law and all such filings and
                     registrations are current, complete and accurate;

               (e)   (LEGALLY BINDING OBLIGATION): this agreement and each Note constitutes or will constitute a valid, legally binding and enforceable obligation of the SF Manager in accordance with its terms except as such enforceability may be limited by
                     any applicable bankruptcy, insolvency, re-organisation,
                     moratorium or trust or other similar laws affecting
                     creditors' rights generally;

               (f)   (EXECUTION, DELIVERY AND PERFORMANCE): the execution,
                     delivery and performance of this agreement and each Note by the SF Manager does not violate any existing law or
                     regulation or any document or agreement to which the SF
                     Manager is a party or which is binding upon it or any of
                     its assets; and

               (g)   (AUTHORISATION): all consents, licences, approvals and
                     authorisations of every Government Agency required to be
                     obtained by the SF Manager in connection with the
                     execution, delivery and performance of this agreement and
                     each Note have been obtained and are valid and subsisting.

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         7.3   SURVIVAL AND REPETITION OF REPRESENTATIONS AND WARRANTIES

               The representations and warranties in, or given under, this agreement including, but not limited to, clauses 7.1 and 7.2:

               (a)   survive the execution of each Transaction Document; and

               (b)   are regarded as repeated on each Funding Date with respect to the facts and circumstances then subsisting.

         7.4   RELIANCE BY THE NOTE HOLDER AND OF MANAGER

               The Issuer and the SF Manager each acknowledge that the Note
               Holder and OF Manager have entered into each Transaction Document to which it is a party in reliance on the representations and warranties in, or given under, this agreement including, but not limited to, clauses 7.1 and 7.2.

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8        UNDERTAKINGS

         8.1   TERM OF UNDERTAKINGS

               Unless the OF Manager otherwise agrees in writing, until the
               Outstanding Moneys are fully and finally repaid the Issuer and the SF Manager must, at its own cost (but without prejudice to clause 11 in the case of the Issuer), comply with the
               undertakings in this clause 8.

         8.2   COMPLIANCE WITH COVENANTS

               The Issuer must and the SF Manager must ensure that the Issuer does comply with all of its covenants and obligations under the
               Security Trust Deed and Supplementary Bond Terms.

         8.3   NOTIFY EVENTS OF DEFAULT

               On and from the Termination Date, each of the SF Manager and the
               Issuer must immediately notify all the other parties to this agreement in writing if it becomes actually aware of the
               occurrence of any Event of Default and must provide full and complete details in relation thereto immediately upon becoming actually aware of such details.

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9        EVENTS OF DEFAULT

         9.1   EFFECT OF EVENT OF DEFAULT

               (a)   Upon or at any time after the occurrence of an Event of
                     Default the Note Holder or the OF Manager may by notice to the Issuer and the SF Manager declare that the Outstanding
                     Moneys are immediately due and payable.

               (b)   The Issuer must and the SF Manager must cause the Issuer to upon receipt of a notice under clause 9.1(a) immediately
                     repay in full the Outstanding Moneys to the Note Holder.

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         9.2   ISSUER TO CONTINUE TO PERFORM

               (a)   If the Note Holder or OF Manager makes any declaration
                     under clause 9.1:

                     (1)   the declaration does not affect or diminish the
                           duties and obligations of the Issuer or the SF
                           Manager under the Transaction Documents; and

                     (2)   each of the Issuer and the SF Manager must continue
                           to perform its obligations under the Transaction
                           Documents as if the declaration had not been made,
                           subject to any directions that may be given by the
                           Note Holder or the OF Manager from time to time under
                           any Transaction Document.

               (b)   Clause 9.2(a) does not affect the obligations of the Issuer or the SF Manager under clause 9.1.

         9.3   ENFORCEMENT

               (a)   The Material Documents may be enforced without notice to or consent by the Issuer or SF Manager or any other person
                     even if the Note Holder accepts any part of the Outstanding
                     Moneys after an Event of Default or there has been any
                     other Event of Default.

               (b)   Neither the Note Holder nor the OF Manager is liable to any
                     Transaction Party for any loss or damage a Transaction
                     Party may suffer, incur or be liable for arising out of or in connection with the Note Holder or OF Manager exercising any Power under any Material Document.

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10       INCREASED COSTS, ILLEGALITY AND YIELD PROTECTION

         10.1  INCREASED COSTS

               If the OF Manager determines that the Note Holder is affected by any future, or any change in any present or future, law,
               regulation, order, treaty, official directive or request (with which, if not having the force of law, compliance is in
               accordance with the practice of responsible bankers and financial institutions in the jurisdiction concerned) including, but not limited to in respect of:

               (a)   any reserve, liquidity, capital adequacy, capital
                     allocation, special deposit or similar requirement; or

               (b)   Tax (other than Excluded Tax in respect of the
                     Securitisation Fund) on or in respect of payments made or
                     to be made to the Note Holder under a Material Document,

               or a present or future interpretation or administration of any of them by a Governmental Agency, and that, as a result:

               (c)   the effective cost to the Note Holder of making, funding or maintaining the Facility or the Principal Outstanding or
                     performing any of its obligations under or in respect of
                     the Material Documents is in any way directly or indirectly increased; or

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               (d)   any amount paid or payable to, or received or receivable
                     by, the Note Holder or the effective return to the Note
                     Holder under the Material Documents is in any way directly reduced; or

               (e)   the Note Holder is required to make any payment or forego
                     any interest or other return on or calculated by reference to:

                     (1)   any sum received or receivable by it under or in
                           respect of the Material Documents in an amount which
                           the OF Manager considers material; or

                     (2)   any capital or other amount which is or becomes
                           directly or indirectly allocated by the Note Holder
                           to the Principal Outstanding in an amount which the
                           OF Manager considers material; or

               (f)   the Note Holder is restricted in its capacity to enter
                     into, or is prevented from entering into, any other
                     transaction with any consequence referred to in clause
                     10.1(c), 10.1(d) or 10.1(e) or with any other cost or loss of return to the Note Holder,

               then, and in each such case:

               (g)   when it becomes aware of the relevant result and has
                     calculated or otherwise determined the relevant effects the
                     Note Holder must and the OF Manager must cause the Note
                     Holder to promptly notify each Transaction Party of such
                     event; and

               (h)   the Issuer and the SF Manager have no obligation to pay any amount to compensate the Note Holder for such increased
                     cost, reduction, payment or foregone interest or other loss of return.

         10.2  ILLEGALITY

               If any event occurs (including, but not limited to, any change in, or the introduction, implementation, operation or taking effect of, any law, regulation, treaty, order or official
               directive, or in their interpretation or application by any
               Governmental Agency) which makes it unlawful, or impracticable for the Note Holder to make, fund or maintain the Principal
               Outstanding or for the Note Holder or OF Manager to perform its obligations under any Material Documents then:

               (a)   the obligations of the Note Holder and the OF Manager under the Material Documents are immediately suspended for the
                     duration of such illegality or other effect; and

               (b)   the Note Holder and the OF Manager may, by notice to the
                     Issuer terminate its obligations under the Material
                     Documents; and

               (c)   if required by the applicable event, or its effect, or if
                     necessary to prevent or remedy a breach or to comply with
                     any applicable law, regulation, treaty, order or official
                     directive the Issuer must and the SF Manager must cause it to immediately prepay to the Note Holder the Outstanding
                     Moneys of it in full or, if in the OF Manager's opinion
                     delay in prepayment does not compound such breach or affect such compliance, at the end of at least the longer of 30
                     days and the period ending on the next occurring Payment
                     Date (or such lesser period if the applicable law,
                     regulation, treaty, order or official directive requires)
                     upon prior notice to that effect from the OF Manager.

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11       TRUSTEE LIMITATION OF LIABILITY PROTECTION

         11.1  LIMITATION OF LIABILITY - ISSUER

               (a)   Clause 26 of the Master Trust Deed applies to the
                     obligations and liabilities of the Issuer and SF Manager
                     under this agreement.

               (b)   The Issuer enters into this agreement in its capacity as
                     trustee of the Securitisation Fund and in no other capacity
                     (except where the Transaction Documents provide otherwise).
                     Subject to clause 11.1(d) below, a liability of the Issuer arising under or in connection with this agreement or the
                     Securitisation Fund is limited to and can be enforced
                     against the Issuer only to the extent to which it can be
                     satisfied out of the assets and property of the
                     Securitisation Fund which are available to satisfy the
                     right of the Issuer to be exonerated or indemnified for the liability. This limitation of the Issuer's liability
                     applies despite any other provision of this agreement and
                     extends to all liabilities and obligations of the Issuer in any way connected with any representation, warranty,
                     conduct, omission, agreement or transaction related to this agreement or the Securitisation Fund.

               (c)   Subject to clause 11.1(d) below, no person (including any
                     Relevant Party) may take action against the Issuer in any
                     capacity other than as trustee of the Securitisation Fund
                     or seek the appointment of a receiver (except under the
                     Security Trust Deed), or a liquidator, an administrator or any similar person to the Issuer or prove in any
                     liquidation, administration or arrangement of or affecting the Issuer except in relation to the assets of the
                     Securitisation Fund.

               (d)   The provisions of this clause 11.1 shall not apply to any
                     obligation or liability of the Issuer to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the
                     Issuer's indemnification or exoneration out of the assets
                     of the Securitisation Fund, as a result of the Issuer's
                     fraud, negligence or wilful default.

               (e)   It is acknowledged that the Relevant Parties are
                     responsible under this agreement or the other Transaction
                     Documents for performing a variety of obligations relating to the Securitisation Fund. No act or omission of the
                     Issuer (including any related failure to satisfy its
                     obligations under this agreement) will be considered fraud, negligence or wilful default of the Issuer for the purposes of clause 11.1(d) above to the extent to which the act or
                     omission was caused or contributed to by any failure by any
                     Relevant Party or any other person who has been delegated
                     or appointed by the Issuer in accordance with the
                     Transaction Documents to fulfil its obligations relating to the Securitisation Fund or by any other act or omission of a Relevant Party or any other person.

               (f)   No attorney, agent, receiver or receiver and manager
                     appointed in accordance with this agreement or any other
                     Transaction Document has authority to act on behalf of the
                     Issuer in a way which exposes the Issuer to any personal
                     liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the
                     Issuer for the purposes of 11.1(d) above.

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               (g)   In this clause 11.1 Relevant Parties means any party to a
                     Transaction Document other than the Issuer.

               (h)   The Issuer is not obliged to do or refrain from doing
                     anything under this agreement (including incur any
                     liability) unless the Issuer's liability is limited in the same manner as set out in paragraphs (b) to (d) of this
                     clause 11.1.

         11.2  LIMITATION OF LIABILITY - NOTE HOLDER

               (a)   Clause 26 of the Master Trust Deed applies to the
                     obligations and liabilities of the Note Holder and OF
                     Manager under this agreement.

               (b)   The Note Holder enters into this agreement only in its
                     capacity as trustee of the Origination Fund and no other
                     capacity. A liability of the Note Holder arising under or
                     in connection with this agreement is limited to and can be enforced against the Note Holder only to the extent to
                     which it can be satisfied out of property of the
                     Origination Fund out of which the Note Holder is actually
                     indemnified for the liability. This limitation of the Note
                     Holder's liability applies despite any other provision of
                     this agreement and extends to all liabilities and
                     obligations of the Note Holder in any way connected with
                     any representation, warranty, conduct, omission, agreement or transaction related to this agreement.

               (c)   The parties other than the Note Holder may not take action against the Note Holder in any capacity other than as
                     trustee of the Origination Fund or seek the appointment of a receiver (except in relation to property of the
                     Origination Fund), a liquidator, an administrator or any
                     similar person to the Note Holder or prove in any
                     liquidation, administration or arrangement of or affecting the Note Holder (except in relation to property of the
                     Origination Fund).

               (d)   The provisions of this clause 11.2 shall not apply to any
                     obligation or liability of the Note Holder to the extent
                     that it is not satisfied because under the Master Trust
                     Deed establishing the Origination Fund or by operation of
                     law there is a reduction in the extent of the Note Holder's indemnification out of the assets of the Origination Fund, as a result of the Note Holder's fraud, negligence or
                     wilful default.

               (e)   It is acknowledged that the OF Manager is responsible under the Master Trust Deed establishing the Origination Fund for performing a variety of obligations relating to the
                     Origination Fund, including under this agreement. No act or omission of the Note Holder (including any related failure to satisfy its obligations or breach of representation or
                     warranty under this agreement) will be considered fraud,
                     negligence or wilful default of the Note Holder for the
                     purposes of paragraph (d) of this clause 11.2 to the extent to which the act or omission was caused or contributed to
                     by any failure by the OF Manager or any other person to
                     fulfil its obligations relating to the Origination Fund or by any other act or omission of the OF Manager or any other person.

               (f)   No attorney, agent, receiver or receiver and manager
                     appointed in accordance with this agreement has authority
                     to act on behalf of the Note Holder in a way which exposes the Note Holder to any personal liability and no act or
                     omission of any such person will be considered fraud,

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                     negligence or wilful default of the Note Holder for the
                     purposes of paragraph (d) of this clause 11.2.

               (g)   The Note Holder is not obliged to do or refrain from doing anything under this agreement (including incur any
                     liability) unless the Note Holder's liability is limited in the same manner as set out in paragraph (b) to (d) of this clause 11.2.

         11.3  WILFUL DEFAULT OF THE ISSUER AND THE NOTE HOLDER

               For the purposes of this agreement the expression "wilful
               default":

               (a)   in relation to the Issuer and the Note Holder, means a
                     wilful default of this agreement by the Issuer or the Note
                     Holder, as the case may be,

                     (1)   other than a default which:

                           (A)   arises out of a breach of a Transaction
                                 Document by a person other than the Issuer or
                                 the Note Holder or any person referred to in
                                 paragraph (b) of this clause 11.3 in relation
                                 to the Issuer or the Note Holder;

                           (B)   arises because some other act or omission is a
                                 precondition to the relevant act or omission of
                                 the Issuer or the Note Holder, and that other
                                 act or omission does not occur;

                           (C)   is in accordance with a lawful court order or
                                 direction or is required by law; or

                           (D)   is in accordance with an instruction or
                                 direction given to it by any person in
                                 circumstances where that person is authorised
                                 to do so by any Transaction Document; and

                     (2)   in circumstances where had it not committed that
                           default it would have been entitled to recoupment,
                           reimbursement or a right of indemnity for its costs
                           and expenses (if any) in complying with this
                           agreement from the Fund.

               (b)   A reference to the "fraud", "negligence" or "wilful
                     default" of the Issuer or the Note Holder means the fraud, negligence or wilful default of the Issuer or the Note
                     Holder, as the case may be, and of the officers or
                     employees but not the agents or delegates of the Issuer or the Note Holder, unless the Issuer or the Note Holder is
                     liable for the acts or omissions of such other person under the terms of this agreement.

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12       INDEMNITIES

         12.1  GENERAL INDEMNITY

               (a)   Subject to Clause 11.1 the Issuer, to the extent it is
                     permitted or contemplated under the terms of the Master
                     Trust Deed, indemnifies on a full indemnity basis
                     (including legal costs and expenses charged at the usual
                     commercial rates of the relevant legal services provider)
                     and out of the property of the Securitisation Fund the Note
                     Holder and OF Manager against any claim, action, damage,
                     loss, liability, cost, charge, expense, outgoing or payment which the Note Holder or OF Manager, as the case

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Freehills Sydney\004679449               Printed 26 August 2004 (3:13)   PAGE 21

                     may be, or an Attorney of the Noteholder or OF Manager
                     pays, suffers, incurs or is liable for, in respect of any
                     of the following:

                     (1)   a Funding Portion required by a Funding Notice, not
                           being made for any reason but excluding any default
                           by the Note Holder or OF Manager, as the case may be;

                     (2)   the occurrence of any Event of Default;

                     (3)   the Note Holder or OF Manager, as the case may be,
                           exercising its Powers consequent upon or arising out
                           of the occurrence of any Event of Default.

               (b)   Without limitation to the indemnity contained in clause
                     12.1(a), that indemnity includes the amount determined by
                     the Note Holder or OF Manager, as the case may be, as being incurred by reason of the liquidation or re-employment of
                     deposits or other funds acquired or contracted for by the
                     Note Holder or OF Manager, as the case may be to fund or
                     maintain the Principal Outstanding or the relevant Funding
                     Portion and includes, but is not limited to, loss of
                     margin.

         12.2  CONTINUING INDEMNITIES AND EVIDENCE OF LOSS

               (a)   Each indemnity of the Issuer contained in this agreement is a continuing obligation of the Issuer, despite:

                     (1)   any settlement of account; or

                     (2)   the occurrence of any other thing,

                     and remains in full force and effect until:

                     (3)   all moneys owing, contingently or otherwise, under
                           any of the Material Documents have been paid in full;

                     (4)   the Outstanding Moneys are fully and finally repaid.

               (b)   Each indemnity of the Issuer contained in this agreement is an additional, separate and independent obligation of the
                     Issuer and no one indemnity limits the generality of any
                     other indemnity.

               (c)   Each indemnity of the Issuer contained in this agreement
                     survives the termination of any Transaction Document.

               (d)   A certificate under the hand of an Officer of the OF
                     Manager detailing the amount of any damage, loss,
                     liability, cost, charge, expense, outgoing or payment
                     covered by any indemnity in this agreement is sufficient
                     evidence unless the contrary is proved.

         12.3  FUNDS AVAILABLE FOR INDEMNITY

               The obligations of the Issuer under this clause 12 shall be payable solely to the extent that funds are available from time to time for that purpose under clause 6 of the Supplementary Bond
               Terms.

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         12.4  NEGLIGENCE, WILFUL DEFAULT OR BREACH OF LAW

               The indemnities in this clause 12 do not extend to any liability, loss, cost, charge or expense that is finally and judicially determined to result from any negligence, wilful default or breach of law by the other parties to this agreement.

         12.5  NOTIFICATION FROM NOTE HOLDER OR OF MANAGER

               If the Note Holder or the OF Manager receives written notice of any act, matter or thing which may give rise to a liability, loss, cost, charge or expense in relation to which the Issuer would be required to indemnify it under this clause 12, the Note
               Holder or the OF Manager (as the case may be) will notify the
               Issuer of that act, matter or thing giving such details as it is practicable to give as soon as it is reasonably practicable and in any event within 5 Business Days of it coming to its
               attention, provided that failure to do so will not result in any loss or reduction in the indemnity contained in this clause 12 unless the Issuer has been prejudiced in any material respect by such failure.

--------------------------------------------------------------------------------
13       TAX, COSTS AND EXPENSES

         13.1  TAX

               (a)   The Issuer must and the SF Manager must cause the Issuer to pay any Tax, other than an Excluded Tax in respect of the
                     Securitisation Fund, in respect of the execution, delivery, performance, release, discharge, amendment, enforcement or attempted enforcement or otherwise in respect of any of the following:

                     (1)   any Material Document;

                     (2)   any agreement or document entered into or signed
                           under any Material Document; and

                     (3)   any transaction contemplated under any Material
                           Document or any agreement or document described in
                           clause 13.1(a)(2).

               (b)   The Issuer must and the SF Manager must cause the Issuer to pay any fine, penalty or other cost in respect of a failure to pay any Tax described in clause 13.1(a) except to the
                     extent that the fine, penalty or other cost is caused by
                     the Note Holder's failure to lodge money received from the
                     Issuer before the due date for lodgement.

               (c)   The Issuer indemnifies out of the property of the
                     Securitisation Fund the Note Holder against any amount
                     payable under clause 13.1(a) or 13.1(b) or both.

         13.2  COSTS AND EXPENSES

               The Issuer must and the SF Manager must cause the Issuer to pay all costs and expenses of the Note Holder and the OF Manager and any employee, Officer, agent or contractor of the Note Holder and the OF Manager in relation to:

               (a)   the negotiation, preparation, execution, delivery,
                     stamping, registration, completion, variation and discharge of any Material Document or any agreement or document
                     described in clause 13.1(a);

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Freehills Sydney\004679449               Printed 26 August 2004 (3:13)   PAGE 23

               (b)   the enforcement, protection or waiver, or attempted
                     enforcement or protection, of any rights under any Material
                     Document or any agreement or document described in clause
                     13.1(a);

               (c)   the consent or approval of the Note Holder or OF Manager
                     given under any Material Document or any agreement or
                     document described in clause 13.1(a); and

               (d)   any enquiry by any Governmental Agency involving a
                     Transaction Party,

               including, but not limited to, any administration costs of the
               Note Holder or the OF Manager, as the case may be, in connection with the matters referred to in clause 13.2(b) and 13.2(d) and any legal costs and expenses (charged at the usual commercial rates of the relevant legal services provider) and any
               professional consultant's fees for any of the above on a full indemnity basis.

         13.3  GOODS AND SERVICES TAX

               (a)   Subject to clause 13.3(b), all amounts referred to in this agreement which are relevant in determining a payment to be made by one party to another are exclusive of GST unless
                     specifically indicated otherwise.

               (b)   If a party to this agreement is entitled to be indemnified or reimbursed for any cost or expense incurred by that
                     party, then the indemnity or reimbursement will be
                     calculated by reference to the GST-exclusive amount of that cost or expense, increased by an amount equal to that part of the cost or expense for which the party or its
                     representative member is not entitled to an input tax
                     credit but would be entitled if that entity was entitled to a full input tax credit. For the avoidance of doubt, the
                     amount calculated under this clause 13.3(b) is a
                     GST-exclusive amount.

               (c)   If GST is levied or imposed on or in respect of any supply made under or in connection with this agreement for which
                     the consideration is a monetary payment, then the
                     consideration provided for that supply is increased by an
                     amount equal to the consideration multiplied by the rate at which that GST is levied or imposed. This additional amount is payable to the party with the liability to remit GST in the manner and at the time when the consideration to which it relates is payable.

               (d)   The recipient of any consideration for a taxable supply
                     (whether in money or otherwise) must provide to the other
                     party a GST tax invoice (or any other thing required under any legislation concerned with GST) in the form required by the A New Tax System (Goods and Services Tax) Act 1999 or
                     that other legislation.

               (e)   Where an "adjustment event", as defined in the A New Tax
                     System (Goods and Services Tax) Act 1999 occurs under this
                     Agreement, the parties shall do all things necessary to
                     ensure that the adjustment event may be appropriately
                     recognised, including the issue of an "adjustment note", as that term is defined in that Act.

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--------------------------------------------------------------------------------
14       INTEREST ON OVERDUE AMOUNTS

         14.1  PAYMENT OF INTEREST

               The Issuer must and the SF Manager must cause the Issuer to pay interest on:

               (a)   any of the Outstanding Moneys due and payable, but unpaid;
                     and

               (b)   on any interest payable but unpaid in accordance with
                     clause 5.

         14.2  ACCRUAL OF INTEREST

               The interest payable under this clause 14:

               (a)   accrues from day to day from and including the due date for payment up to the actual date of payment, before and, as an additional and independent obligation, after any judgment
                     or other thing into which the liability to pay the
                     Outstanding Moneys becomes merged; and

               (b)   may be capitalised by the Note Holder on any Payment Date.

         14.3  RATE OF INTEREST

               The rate of interest payable under this clause 14 on any part of the Outstanding Moneys is the higher of:

               (a)   the Overdue Rate; and

               (b)   the rate fixed or payable under a judgment or other thing
                     referred to in clause 14.2(a).

--------------------------------------------------------------------------------
15       ASSIGNMENT

         15.1  ASSIGNMENT BY TRANSACTION PARTY

               A Transaction Party must not transfer or assign any of its rights or obligations under any Material Document without the prior written consent of the OF Manager, the Note Holder and each
               Designated Rating Agency.

         15.2  ASSIGNMENT BY NOTE HOLDER AND OF MANAGER

               Neither the Note Holder nor the OF Manager may assign any of its rights or transfer by novation any of its rights and obligations under this agreement without the prior written consent of the other parties. Any such assignment must contain an
               acknowledgement that the assignee is bound by the provisions of this agreement.

         15.3  ASSIST TRANSFER OR ASSIGNMENT

               At the request of the Note Holder or OF Manager, the Issuer and the SF Manager must do any thing including, but not limited to, executing any documents or amending any Material Document, to effect any transfer or assignment under this clause 15.

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         15.4  PARTICIPATION PERMITTED

               The Note Holder and OF Manager may grant by way of
               sub-participation (being a right to share in the financial effects of this agreement, without any rights against the Issuer)
               all or part of the Note Holder's or OF Manager's, as the case may be, rights and benefits under this agreement to any other person without having to obtain the consent of or to notify the Issuer or the SF Manager.

         15.5  LENDING OFFICE

               (a)   The Note Holder may change its Lending Office at any time.

               (b)   The Note Holder must promptly notify the Issuer and the SF
                     Manager of any such change.

         15.6  DISCLOSURE

               Any party may disclose to a proposed assignee, transferee or sub-participant any information relating to any other party or the Transaction Documents whether or not confidential and whether or not the disclosure would be in breach of any law or of any duty owed to that other party.

         15.7  NO INCREASE IN COSTS

               If the Note Holder or OF Manager assigns or transfers any of its rights or obligations under any Material Document or changes its
               Lending Office the Issuer is not required to pay any net increase in the aggregate amount of costs, Taxes, fees or charges which:

               (a)   are a direct consequence of the transfer or assignment or
                     change of Lending Office; and

               (b)   the Note Holder or OF Manager as the case may be, or its
                     transferee or assignee was aware of or ought reasonably to have been aware of, at the time of the transfer or
                     assignment or change of Lending Office.

--------------------------------------------------------------------------------
16       GENERAL

         16.1  CONFIDENTIAL INFORMATION

               The Note Holder and OF Manager may, for the purpose of exercising any Power, disclose to any person any documents or records of, or information about, any Transaction Document, or the assets, business or affairs of any Transaction Party, whether or not confidential and whether or not the disclosure would be in breach of any law or of any duty owed to any Transaction Party.

         16.2  PERFORMANCE BY NOTE HOLDER OF OBLIGATIONS

               If a Transaction Party defaults in fully and punctually
               performing any obligation contained or implied in any Transaction
               Document, the Note Holder and OF Manager may, without prejudice to any Power do all things necessary or desirable, in the opinion of the Note Holder or OF Manager, as the case may be, to make good or attempt to make good that default to the satisfaction of the Note Holder or OF Manager, as the case may be.

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Freehills Sydney\004679449               Printed 26 August 2004 (3:13)   PAGE 26

         16.3  TRANSACTION PARTY TO BEAR COST

               Without prejudice to clause 11, any thing which must be done by a
               Transaction Party under any Material Document, whether or not at the request of the Note Holder or OF Manager, must be done at the cost of the Transaction Party.

         16.4  NOTICES

               (a)   Any notice or other communication including, but not
                     limited to, any request, demand, consent or approval, to or by a party to any Material Document:

                     (1)   must be in legible writing and in English addressed
                           as shown below (or if sent by facsimile, to the
                           facsimile numbers below) and marked to the attention
                           of the following:

                           (A)   if to the Note Holder:

                                 Address:     Level 7
                                              9 Castlereagh Street
                                              Sydney, NSW 2000

                                 Attention:   Head of Securitisation/Manager -
                                              Securitisation

                                 Facsimile:   (02) 9221 7870; and

                           (B)   if to the Issuer:

                                 Address:     Level 7
                                              9 Castlereagh Street
                                              Sydney, NSW 2000

                                 Attention:   Head of Securitisation/Manager -
                                              Securitisation

                                 Facsimile:   (02) 9221 7870; and

                           (C)   if to the SF Manager:

                                 Address:     Level 23,
                                              360 Collins Street,
                                              Melbourne, Victoria 3000

                                 Attention:   Manager - Capital Markets

                                 Facsimile:   (03) 9605 6200; and

                           (D)   if to the OF Manager:

                                 Address:     Level 23,
                                              360 Collins Street,
                                              Melbourne, Victoria 3000

                                 Attention:   Manager - Capital Markets

                                 Facsimile:   (03) 9605 6200;

                                 or as specified to the sender by any party by
                                 notice;

                     (2)   where the sender is a company, must be signed by an
                           Officer or under the common seal of the sender;

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Freehills Sydney\004679449               Printed 26 August 2004 (3:13)   PAGE 27

                     (3)   is regarded as being given by the sender and received
                           by the addressee:

                           (A)   if by delivery in person, when delivered to the
                                 addressee;

                           (B)   if by post, on delivery to the addressee; or

                           (C)   if by facsimile transmission, as long as it is
                                 legibly received, when transmitted to the
                                 addressee,

                           but if the delivery or receipt is on a day which is
                           not a Business Day or is after 4.00 pm (addressee's
                           time) it is regarded as received at 9.00 am on the
                           following Business Day;

                     (4)   can be relied upon by the addressee and the addressee
                           is not liable to any other person for any
                           consequences of that reliance if the addressee
                           believes it to be genuine, correct and authorised by
                           the sender; and

                     (5)   if to the Note Holder must be copied to the OF
                           Manager and if to the Issuer must be copied to the SF
                           Manager.

               (b)   A facsimile transmission is regarded as legible unless the addressee telephones the sender within 2 hours after the
                     transmission is received or regarded as received under
                     clause 16.4(a)(3) and informs the sender that it is not
                     legible.

               (c)   In this clause 16.4, a reference to an addressee includes a reference to an addressee's Officers, agents or employees.

         16.5  GOVERNING LAW AND JURISDICTION

               (a)   This agreement is governed by the laws of New South Wales.

               (b)   The parties irrevocably submit to the non-exclusive
                     jurisdiction of the courts of New South Wales.

         16.6  PROHIBITION AND ENFORCEABILITY

               (a)   Any provision of, or the application of any provision of,
                     any Material Document or any Power which is prohibited in
                     any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

               (b)   Any provision of, or the application of any provision of,
                     any Material Document which is void, illegal or
                     unenforceable in any jurisdiction does not affect the
                     validity, legality or enforceability of that provision in
                     any other jurisdiction or of the remaining provisions in
                     that or any other jurisdiction.

         16.7  WAIVERS

               (a)   Waiver of any right arising from a breach of this agreement or of any Power arising upon default under this agreement
                     or upon the occurrence of an Event of Default must be in
                     writing and signed by the party granting the waiver.

               (b)   A failure or delay in exercise, or partial exercise, of:

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Freehills Sydney\004679449               Printed 26 August 2004 (3:13)   PAGE 28

                     (1)   a right arising from a breach of this agreement or
                           the occurrence of an Event of Default; or

                     (2)   a Power created or arising upon default under this
                           agreement or upon the occurrence of an Event of
                           Default,

                          does not result in a waiver of that right or Power.

               (c)   A party is not entitled to rely on a delay in the exercise or non-exercise of a right or Power arising from a breach
                     of this agreement or on a default under this agreement or
                     on the occurrence of an Event of Default as constituting a waiver of that right or Power.

               (d)   A party may not rely on any conduct of another party as a
                     defence to exercise of a right or Power by that other
                     party.

               (e)   This clause may not itself be waived except by writing.

         16.8  VARIATION

               A variation of any term of this agreement must be in writing and signed by the parties.

         16.9  CUMULATIVE RIGHTS

               The Powers are cumulative and do not exclude any other right, power, authority, discretion or remedy of the Note Holder or OF
               Manager.

         16.10 ATTORNEYS

               Each of the Attorneys executing this agreement states that the
               Attorney has no notice of the revocation of the power of attorney appointing that Attorney.

         16.11 BINDING OBLIGATIONS

               Each party to this agreement acknowledges that the obligations expressed in this agreement are binding upon it.

         16.12 WINDING UP OF SECURITISATION FUND

               Prior to the Termination Date, neither the Note Holder nor the OF
               Manager may seek to terminate or wind up the Securitisation Fund as a consequence of any breach of this agreement or any Note by the Issuer or the SF Manager.

         16.13 TERMINATION CLAUSE

               This agreement can only be terminated on or after the Termination
               Date.

         16.14 COUNTERPARTS

               (a)   This agreement may be executed in any number of
                     counterparts.

               (b)   All counterparts, taken together, constitute 1 instrument.

               (c)   A party may execute this agreement by signing any
                     counterpart.

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Freehills Sydney\004679449               Printed 26 August 2004 (3:13)   PAGE 29

--------------------------------------------------------------------------------
SCHEDULE 1 - FUNDING NOTICE (CLAUSE 4.2)

TO:      PERPETUAL TRUSTEES AUSTRALIA LIMITED
         in its capacity as trustee of the Superannuation Members' Home Loans
         Origination Fund No. 3
         (NOTE HOLDER)

         Attention: Head of Securitisation/Manager - Securitisation

AND:     ME PORTFOLIO MANAGEMENT LIMITED
         (OF MANAGER)

         Attention: Manager - Capital Markets

--------------------------------------------------------------------------------

We refer to the Redraw Funding Facility Agreement dated [INSERT DATE] 2004
(AGREEMENT). Pursuant to clause 4 of the Agreement:

(a)   We give you notice that we require the Issuer to issue to the Note Holder a Note from SMHL Global Fund No. 7 on [INSERT DATE] (FUNDING DATE) at
      [INSERT DETAILS];

(b)   The aggregate principal amount of the Note is: $[INSERT AMOUNT];

(c)   We request that the proceeds be remitted to account number [INSERT
      DETAILS] at [INSERT ADDRESS];/ [INSERT ALTERNATIVE INSTRUCTIONS]

Expressions defined in the Agreement have the same meaning when used in this
Funding Notice.

DATED:            [INSERT DATE]

SIGNED for and on behalf of
ME PORTFOLIO MANAGEMENT LIMITED

------------------------------------
Officer's signature

------------------------------------
Name (please print)

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Freehills Sydney\004679449               Printed 26 August 2004 (3:13)   PAGE 30

--------------------------------------------------------------------------------
SCHEDULE 2 - CONDITIONS

            REDRAW FUNDING FACILITY AGREEMENT- SMHL GLOBAL FUND NO. 7

                      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                              (ABN 86 000 431 827)
            IN ITS CAPACITY AS TRUSTEE OF THE SMHL GLOBAL FUND NO. 7

                 of Level 7, 39 Hunter Street, Sydney, NSW, 2000

                                   ("ISSUER")

whose office for the purposes of payment is at Level 7, 9 Castlereagh Street,
Sydney, New South Wales or such other address as the Issuer may notify to the
Note Holder from time to time.

--------------------------------------------------------------------------------

1     NOTE

(a)   This Note certificate is issued as part of the Notes known as the SMHL
      Global Fund No. 7. The terms and conditions of the issue of this Note and repayment are constituted by this Note and the Redraw Funding Facility
      Agreement for Issue and Repayment of Notes - SMHL Global Fund No. 7 dated
      [INSERT DATE] 2004 between the Issuer, the Note Holder, ME Portfolio
      Management Limited (ABN 79 005 964 134) of Level 23, 360 Collins Street,
      Melbourne, Victoria in its capacity as manager of the SMHL Global Fund No.
      7 (SF MANAGER) and ME Portfolio Management Limited (ABN 79 005 964 134) of
      Level 23, 360 Collins Street, Melbourne, Victoria, in its capacity as manager of the Superannuation Members' Home Loans Origination Fund No. 3
      (OF MANAGER) (AGREEMENT). Terms defined in the Agreement have the same meaning when used in these Conditions.

(b)   Subject to clause 3, the Issuer promises to repay the Note Holder in accordance with the Agreement.

(c)   This Note may only be assigned or transferred with the prior written consent of the Issuer and subject to and in accordance with the Agreement.

2     DERIVATION OF PAYMENT

The parties acknowledge that the payments to be made by the Issuer under this
Note are derived by it from the receipts from a "mortgage" or "pool of mortgages", as those terms are defined in section 3 of the Duties Act 2000
(Vic).

3     EXTENT OF LIABILITY OF ISSUER

(a)   Clause 26 of the Master Trust Deed applies to the obligations and liabilities of the Issuer and SF Manager under this Note.

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Freehills Sydney\004679449               Printed 26 August 2004 (3:13)   PAGE 31

(b)   The Issuer issues this Note in its capacity as trustee of the
      Securitisation Fund and in no other capacity (except where the Transaction
      Documents provide otherwise). Subject to paragraph (d) below, a liability of the Issuer arising under or in connection with this Note or the
      Agreement or the Securitisation Fund is limited to and can be enforced against the Issuer only to the extent to which it can be satisfied out of the assets and property of the Securitisation Fund which are available to satisfy the right of the Trustee to be exonerated or indemnified for the liability. This limitation of the Issuer's liability applies despite any other provision of this Note or the Agreement and extends to all liabilities and obligations of the Issuer in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Note or the Agreement or the Securitisation Fund.

(c)   Subject to paragraph (d) below, no person (including any Relevant Party)
      may take action against the Issuer in any capacity other than as trustee of the Securitisation Fund or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Issuer or prove in any liquidation, administration or arrangement of or affecting the Issuer except in relation to the assets of the Securitisation Fund.

(d)   The provisions of this clause 3 shall not apply to any obligation or liability of the Issuer to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Issuer's indemnification or exoneration out of the assets of the Securitisation Fund Issuer, as a result of the Issuer's fraud, negligence or wilful default.

(e)   It is acknowledged that the Relevant Parties are responsible under the this Note, the Agreement or the Transaction Documents for performing a variety of obligations relating to the Securitisation Fund, including under this Note and the Agreement. No act or omission of the Issuer
      (including any related failure to satisfy its obligations under this Note or the Agreement) will be considered fraud, negligence or wilful default of the Issuer for the purposes of paragraph (d) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person who has been delegated or appointed by the Issuer in accordance with the Transaction Documents to fulfil its obligations relating to the Securitisation Fund or by any other act or omission of a Relevant Party or any other person.

(f)   No attorney, agent, receiver or receiver and manager appointed in accordance with this Note or the Agreement or any Transaction Party has authority to act on behalf of the Issuer in a way which exposes the Issuer to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Issuer for the purposes of paragraph (d) above.

(g)   In this clause 3 Relevant Parties means any party to a Transaction
      Document other than the Issuer.

(h)   The Issuer is not obliged to do or refrain from doing anything under this
      Note or the Agreement (including incur any liability) unless the Issuer's liability is limited in the same manner as set out in paragraphs (b) to
      (d) of this clause 3.

4     EXTENT OF LIABILITY OF NOTE HOLDER

(a)   Clause 26 of the Master Trust Deed applies to the obligations and liabilities of the Note Holder and OF Manager under this Note.

(b)   The Note Holder issues this Note only in its capacity as trustee of the
      Origination Fund and no other capacity. A liability arising under or in connection with this Note or the Agreement is limited to and can be enforced against the Note Holder only to the extent to

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      which it can be satisfied out of property of the Origination Fund out of which the Note Holder is actually indemnified for the liability. This limitation of the Note Holder's liability applies despite any other provision of this Note or the Agreement and extends to all liabilities and obligations of the Note Holder in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Note or the Agreement.

(c)   The parties other than the Note Holder may not take action against the
      Note Holder in any capacity other than as trustee of the Origination Fund or seek the appointment of a receiver (except in relation to property of the Origination Fund), a liquidator, an administrator or any similar person to the Note Holder or prove in any liquidation, administration or arrangement of or affecting the Note Holder (except in relation to property of the Origination Fund).

(d)   The provisions of this clause 4 shall not apply to any obligation or liability of the Note Holder to the extent that it is not satisfied because under the trust deed establishing the Origination Fund or by operation of law there is a reduction in the extent of the Note Holder's indemnification out of the assets of the Origination Fund, as a result of the Note Holder's fraud, negligence or wilful default.

(e)   It is acknowledged that the OF Manager is responsible under the trust deed establishing the Origination Fund for performing a variety of obligations relating to the Origination Fund, including under this Note and the
      Agreement. No act or omission of the Note Holder (including any related failure to satisfy its obligations or breach of representation or warranty under this Note or the Agreement) will be considered fraud, negligence or wilful default of the Note Holder for the purposes of paragraph (c) of this clause 4 to the extent to which the act or omission was caused or contributed to by any failure by the OF Manager or any other person to fulfil its obligations relating to the Origination Fund or by any other act or omission of the OF Manager or any other person.

(f)   No attorney, agent, receiver or receiver and manager appointed in accordance with this Note or the Agreement has authority to act on behalf of the Note Holder in a way which exposes the Note Holder to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Note Holder for the purposes of paragraph (c) of this clause 4.

(g)   The Note Holder is not obliged to do or refrain from doing anything under this Note or the Agreement (including incur any liability) unless the Note
      Holder's liability is limited in the same manner as set out in paragraph
      (a) to (c) of this clause 4.

5     WILFUL DEFAULT OF THE ISSUER AND THE NOTE HOLDER

For the purposes of this Note the expression "wilful default":

(a)   in relation to the Issuer and the Note Holder, means a wilful default of this Note and the Agreement by the Issuer or the Note Holder, as the case may be,

      (1)   other than a default which:

            (A)   arises out of a breach of a Transaction Document by a person other than the Issuer or the Note Holder or any person
                  referred to in paragraph (b) of this clause 5 in relation to the Issuer or the Note Holder;

            (B)   arises because some other act or omission is a precondition to the relevant act or omission of the Issuer or the Note Holder, and that other act or omission does not occur;

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            (C)   is in accordance with a lawful court order or direction or is required by law; or

            (D)   is in accordance with an instruction or direction given to it by any person in circumstances where that person is authorised to do so by any Transaction Document; and

      (2)   in circumstances where had it not committed that default it would have been entitled to recoupment, reimbursement or a right of indemnity for its costs and expenses (if any) in complying with this
            Note and the Agreement from the Fund.

(b)   A reference to the "fraud", "negligence" or "wilful default" of the Issuer or the Note Holder means the fraud, negligence or wilful default of the
      Issuer or the Note Holder, as the case may be, and of the officers or employees but not the agents or delegates of the Issuer or the Note
      Holder, unless the Issuer or the Note Holder is liable for the acts or omissions of such other person under the terms of this Note and the
      Agreement.

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--------------------------------------------------------------------------------
SCHEDULE 3 - FACILITY PROVIDER FUNDING NOTICE (CLAUSE 4.4)

TO:   PERPETUAL TRUSTEES AUSTRALIA LIMITED
      in its capacity as trustee of SMHL Global Fund No. 7
      (ISSUER)

      Attention: Head of Securitisation/Manager - Securitisation

AND:  ME PORTFOLIO MANAGEMENT LIMITED
      (SF MANAGER)

      Attention: Manager - Capital Markets

We refer to the Redraw Funding Facility Agreement dated [INSERT DATE] 2004
(AGREEMENT). Pursuant to clause 4 of the Terms and Conditions:

(a)   we give you notice that we require the Issuer to issue to the Note Holder a Note from SMHL Global Fund No. 7 on [INSERT DATE] 2004 (FUNDING DATE) at
      [INSERT DETAILS];

(b)   the aggregate principal amount of the Note is $[INSERT AMOUNT];

Expressions defined in the Agreement have the same meaning when used in this
Funding Notice.

DATED: [INSERT DATE]

SIGNED for and on behalf of
ME PORTFOLIO MANAGEMENT LIMITED

-----------------------
Officer's signature

-----------------------
Name (please print)

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--------------------------------------------------------------------------------
EXECUTED AS AN AGREEMENT:

ISSUER:

SIGNED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in the presence of:

-------------------------------------       ------------------------------------
Witness                                     Attorney

-------------------------------------       ------------------------------------
Name (please print)                         Name (please print)

NOTE HOLDER:

SIGNED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in
the presence of:

-------------------------------------       ------------------------------------
Witness                                     Attorney

-------------------------------------       ------------------------------------
Name (please print)                         Name (please print)

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SF MANAGER:

SIGNED for
ME PORTFOLIO MANAGEMENT LIMITED
by its attorney in
the presence of:

-------------------------------------       ------------------------------------
Witness                                     Attorney

-------------------------------------       ------------------------------------
Name (please print)                         Name (please print)

OF MANAGER:

SIGNED for
ME PORTFOLIO MANAGEMENT LIMITED
by its attorney in
the presence of:

-------------------------------------       ------------------------------------
Witness                                     Attorney

-------------------------------------       ------------------------------------
Name (please print)                         Name (please print)

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